Exhibit 99.1

Xerox Secures $24 Billion in Binding Financing Commitments for HP Acquisition

Citi, Mizuho and Bank of America commit to finance acquisition

NORWALK, Conn., January 6, 2020 — Xerox Holdings Corporation (NYSE: XRX) (“Xerox”) today sent a letter to the Board of Directors of HP Inc. (NYSE: HPQ) (“HP”) confirming that it has obtained $24 billion in binding financing commitments from Citi, Mizuho and Bank of America to complete its value-creating combination with HP.

The full text of the letter is as follows:

Dear Chip and Enrique,

Over the last several weeks, we have engaged in constructive dialogue with many of your largest shareholders regarding the strategic benefits of our proposal to acquire HP. It remains clear to all of us that bringing our companies together would deliver substantial synergies and meaningfully enhanced cash flow that could, in turn, enable increased investments in innovation and greater returns to shareholders.

But it also became clear from our dialogue with your shareholders that you and your advisors have been questioning our ability to raise the capital necessary to finance our proposal. We have always maintained that our proposal is not subject to a financing contingency, but in order to remove any doubt, we have obtained binding financing commitments (that are not subject to any due diligence condition) from Citi, Mizuho and Bank of America.

My offer stands to meet with you in person, with or without your advisors, to begin negotiating this transaction.

Sincerely,

John Visentin

Vice Chairman and CEO

Xerox Holdings Corporation

Citi is acting as Xerox’s financial advisor, and King & Spalding LLP is providing legal counsel to Xerox. Willkie Farr & Gallagher LLP is providing legal counsel to Xerox’s independent directors.

Simpson Thacher & Bartlett LLP is acting as legal counsel to Xerox in connection with the financing for the proposed acquisition of HP, and Cravath, Swaine & Moore LLP is acting as legal counsel to the financial institutions providing the financing.

About Xerox

In the era of intelligent work, we’re not just thinking about the future, we’re making it. Xerox Holdings Corporation is a technology leader focused on the intersection of digital and physical. We use automation and next-generation personalization to redefine productivity, drive growth and make the world more secure. Every day, our innovative technologies and intelligent work solutions—Powered by Xerox®—help people communicate and work better. Discover more at www.xerox.com and follow us on Twitter at @Xerox.

Forward-Looking Statements

This communication, and other written or oral statements made from time to time by management contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “will”, “should”, “targeting”, “projecting”, “driving” and similar expressions, as they relate to us, our performance and/or our technology, including statements regarding the proposed transaction, benefits and synergies of the proposed transaction and future opportunities for the combined company, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. Such factors include but are not limited to the ultimate outcome of any possible transaction between Xerox Holdings Corporation (“Xerox”) and HP Inc. (“HP”), including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any definitive agreement will be materially different from those described herein; uncertainties as to whether HP will cooperate with Xerox regarding the proposed transaction; Xerox’s ability to consummate the proposed transaction with HP; the conditions to the completion of the proposed transaction, including the receipt of any required shareholder approvals and any required regulatory approvals; Xerox’s ability to finance the proposed transaction with HP; Xerox’s indebtedness, including the substantial indebtedness Xerox expects to incur in connection with the proposed transaction with HP and the need to generate sufficient cash flows to service and repay such debt; the possibility that Xerox may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate HP’s operations with those of Xerox; that such integration may be more difficult, time-consuming or costly than expected; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; the retention of certain key employees may be difficult; and general economic conditions that are less favorable than expected. Additional risks that may affect Xerox’s operations and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of Xerox Corporation’s 2018 Annual Report on Form 10-K, as well as in Xerox Corporation’s and Xerox Holdings Corporation’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. These forward-looking statements speak only as of the date of this communication or as of the date to which they refer, and Xerox assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal that Xerox has made for a business combination transaction with HP. In furtherance of this proposal and subject to future developments, Xerox (and, if applicable, HP) may file one or more registration statements, proxy statements, tender offer statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document Xerox and/or HP may file with the SEC in connection with the proposed transaction.

Investors and security holders of Xerox and HP are urged to read the proxy statement(s), registration statement, tender offer statement, prospectus and/or other documents filed with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to shareholders of Xerox and/or HP, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Xerox through the web site maintained by the SEC at www.sec.gov, and by visiting Xerox’s investor relations site at www.xerox.com/investor.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Xerox and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. You can find information about Xerox’s executive officers and directors in the Current Report on Form 8-K filed by Xerox Holdings Corporation with the SEC on July 31, 2019, the prospectus filed by Xerox Holdings Corporation with the SEC on April 23, 2019 and the Annual Report on Form 10-K for the year ended December 31, 2018 filed by Xerox Corporation with the SEC on February 25, 2019. To the extent holdings of Xerox securities by Xerox’s executive officers and directors have changed from the amounts of securities of Xerox Corporation (the predecessor issuer to Xerox Holdings Corporation) held by such persons as reflected in the prospectus filed by Xerox Holdings Corporation with the SEC on April 23, 2019, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website www.sec.gov, and by visiting Xerox’s investor relations site at www.xerox.com/investor.

Media Contact:

Caroline Gransee-Linsey, Xerox, +1-203-849-2359, Caroline.Gransee-Linsey@xerox.com

Investor Contact:

Ann Pettrone, Xerox, +1-203-849-2590, Ann.Pettrone@xerox.com

Edward McCarthy, D.F. King & Co., Inc., +1 (212) 269-5550, EMcCarthy@DFKing.com

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